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                                                                   EXHIBIT 10.9

                   OPTION TO PURCHASE COMMON STOCK AGREEMENT
                   -----------------------------------------

     THIS OPTION TO PURCHASE COMMON STOCK AGREEMENT (the "Option Agreement") is made as of August 15, 1997 between James Hebert ("Optionor") and HAHT Software, Inc., a North Carolina Corporation ("Company").

     THE PARTIES AGREE AS FOLLOWS:

     1.   Grant of Option; Term.
          ---------------------

          1.1  Consideration; Grant of Option; Exercise Price.  In consideration
               ----------------------------------------------
of the payment of $100, receipt of which is hereby acknowledged, Optionor hereby sells and grants to Company (i) an option (the "Option") to purchase from Optionor all or any part of 1,365,625 shares (the "Option Shares") of the Common Stock (the "Option Stock") of the Company at an exercise price (the "Exercise Price") of $0.40 per Option Share.

          1.2  Term.  This Option shall terminate at 5 p.m. Pacific Time, on
               ----
August 15, 2007 (the "Expiration Date").

          1.3  Voting Rights.  The Optionor hereby grants the Company and its
               -------------
assigns under Section 6.1.2 hereof an irrevocable proxy pursuant to Section 55-7-22 of the North Carolina Business Corporation Act, which proxy is coupled with an interest, to attend and vote at any and all meetings of the shareholders of Company, and any adjournments thereof, held on or after the effective date of this Option Agreement and prior to the termination of this Option Agreement and to execute any and all written consents of shareholders of Company executed on or after the effective date of this Option Agreement and prior to the termination of this Option Agreement, with the same effect as if the Optionor had personally attended or had personally voted the Option Shares or had personally signed the written consent. In the event that the proxy granted under this Section 1.3 shall be deemed unenforceable under applicable law, Optionor hereby agrees to vote the Option Shares as directed by the Company or its assigns under Section 6.1.2 on all matters on which such Option Shares may be voted by the Optionor.

          1.4  Changes in Capital Structure.  If the Option Stock is changed by
               ----------------------------
reason of a stock split, reverse stock split, stock dividend or recapitalization, or converted or exchanged for other securities as a result of a merger or reorganization of the Company, the number of Option Shares, the class of securities and the Exercise Price shall be appropriately adjusted to preserve the benefits to the parties under this Option Agreement.

     2.   Exercise of Option.
          ------------------

          2.1  Partial Exercise and Time of Exercise.  The Option may be
               -------------------------------------
exercised in whole or in part, from time to time, on or prior to the Expiration Date.

          2.2  Manner of Exercise.  Company may exercise the Option, or any part
               ------------------
of the Option, by delivery on or before the Expiration Date of written notice (the "Option Exercise Notice") to Optionor and Escrowholder (as such term is defined in Section 4.1 hereof) with a copy to Company, specifying the number of Option Shares with respect to which the Option is
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exercised and the effective date of the exercise (the "Option Exercise Date"), which shall be ten days after the date on which Optionor is deemed to receive the Option Exercise Notice. The date for payment of the Purchase Price (as defined below, the "Payment Date") shall be the Option Exercise Date.

          2.3  Payment of Exercise Price.  The purchase price payable upon
               -------------------------
exercise of the Option (the "Purchase Price") shall equal the product obtained by multiplying (A) the number of Option Shares as to which the Option is exercised, times (B) the Exercise Price. Company shall pay for the Option Shares then being acquired by delivering a check or cash to Optionor on the Payment Date.

     3.   Distributions, Adjustments, and Rights to Purchase Shares.
          ---------------------------------------------------------

          3.1  Distributions and Additional Securities.  If any Distribution (as
               ---------------------------------------
hereinafter defined) of securities issued in connection with a change described in Section 1.4 shall be received by Optionor, Optionor shall, within five days of receipt, deliver the cash, certificates or other instruments evidencing title to such Distribution or other securities, together with appropriate instruments of transfer, to Escrowholder to be held in the Escrow. Any Distribution shall become a part of the Option Share to which it relates, shall be transferred to Company without extra cost upon the exercise of the Option. A "Distribution" means any property receivable by Optionor as owner of any Option Share, or as owner of any Distribution, and shall include, without limitation, dividends, whether in cash or other property, such as securities or contract rights, cash securities or other property arising from a reorganization, recapitalization, stock split or merger of the Company or the Company of any security that is a Distribution, or otherwise; provided, however, that (i) cash dividends in any calendar year aggregating less than 5% of the Exercise Price shall be the sole property of Optionor and shall not be deemed a Distribution, and (ii) securities received in connection with a change contemplated by Section 1.4 for which appropriate adjustments are made pursuant thereto shall not be deemed a Distribution.

     4.   Escrow.
          ------

          4.1  Creation of Escrow.  To assure Optionor's ability to perform
               ------------------
Optionor's obligations under this Option Agreement, Optionor shall deliver the stock certificate(s) listed on Schedule 4.1, together with seven stock assignments in blank duly executed by Optionor, to Linda Markus Daniels, Edmund
D. Milam or such other third party as may be mutually agreed upon by Company and the Optionor (the "Escrowholder") within thirty (30) days after the date of this Option Agreement, such documents to be held in escrow (the "Escrow") pursuant to the terms of this Section 4. Fees of the Escrowholder shall be paid by the Company.

          4.2  Duties of Escrowholder Upon Exercise of Option.  If, prior to the
               ----------------------------------------------
Expiration Date, Escrowholder is given an Option Exercise Notice and does not, within ten days thereafter, receive a Cancellation Notice, Escrowholder shall, on the Payment Date, close the transaction contemplated by the notice on the Option Exercise Date, by (i) dating the stock assignment(s) necessary for the transfer in question, (ii) filling in the number of shares being
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transferred, and (iii) delivering to Company the assignment(s), together with the certificate(s) for the number of Option Shares being transferred, possession of the Distributions with respect to such Option Shares and all instruments necessary to transfer title to such Distributions from Optionor to Company, against the simultaneous delivery to Optionor of the Purchase Price.

          4.3  Term of Escrow.  The Escrow shall continue until Company has
               --------------
certified to Escrowholder that the Option has expired or the Option has been exercised in full. Company agrees to advise Escrowholder from time to time, upon request, of the status of the obligations of Optionor under this Option Agreement.

          4.4  Attorney-In-Fact; Additional Stock Assignments.  Optionor hereby
               ----------------------------------------------
irrevocably constitutes and appoints Escrowholder as Optionor's attorney-in-fact and agent for the term of this Escrow to execute, with respect to the securities and other property that are deposited with Escrowholder hereunder, all documents necessary or appropriate to make any such securities negotiable and complete any transaction contemplated herein. Optionor shall deliver to Escrowholder from time to time such number of stock assignments separate from certificate and other instruments of transfer duly executed by Optionor as may be requested by Company or Escrowholder.

          4.5  Return of Property.  If, at the time of termination of this
               ------------------
Escrow, Escrowholder has in his possession any documents, securities, or other property belonging to Optionor, he shall deliver all of same to Optionor and shall be discharged of all further obligations hereunder.

          4.6  Duties.  Escrowholder shall carry out Escrowholder's duties
               ------
hereunder to the best of Escrowholder's ability and shall be liable only for gross negligence or willful misconduct. Escrowholder's duties hereunder may be altered, amended, modified or revoked only by a written instrument signed by Company, Optionor and Escrowholder.

          4.7  Obligations.  Escrowholder shall be obligated only for the
               -----------
performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by Escrowholder to be genuine and to have been signed or presented by the proper party or parties. Escrowholder shall not be personally liable for any act Escrowholder may do or omit to do hereunder as Escrowholder or as attorney-in-fact for Optionor while acting in good faith and in the exercise of Escrowholder's own judgment, and any act done or omitted by Escrowholder pursuant to the advice of Escrowholder's own attorneys shall be conclusive evidence of such good faith.

          4.8  Bankruptcy.  Bankruptcy, insolvency, dissolution or absence of
               ----------
any party hereto shall not affect Escrowholder's performance hereunder.

          4.9  Termination of Duties; Successor.  Escrowholder's
               --------------------------------
responsibilities as Escrowholder hereunder shall terminate if (i) Escrowholder shall resign by thirty days written notice to Optionor and Company, (ii) Optionor and Company jointly agree as to Escrowholder's termination and appoint Escrowholder's successor, or (iii) Escrowholder dies or is disabled. In the event of Escrowholder's termination as Escrowholder by resignation, death or disability,

Company shall appoint a successor. Upon receipt of notice of appointment of a successor, all documents, shares and other property then in Escrowholder's possession pursuant to this Option Agreement shall be delivered to such successor.

          4.10  Further Instruments.  If Escrowholder reasonably requires other
                -------------------
or further instruments in connection with this Option Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     5.   Representations, Warranties and Covenants of Optionor.
          -----------------------------------------------------

          5.1   Ownership of Option Shares; No Conflicts. Optionor represents
                ----------------------------------------
and warrants as of this date, and covenants, for the period beginning on this date and ending on the Expiration Date, that (i) Optionor has and will have the right to transfer to Company all or any part of the Option Shares and Distributions, free and clear of any lien, claim, encumbrance or restriction of any type or nature whatsoever (other than restrictions on resale that may arise under applicable federal and state securities laws); (ii) the Option Shares are not, and the Option Shares and Distributions will not be, subject to any right of first refusal, right of repurchase or any similar right granted to, or retained by, the Company, any shareholder of the Company or any other person that has not been waived; and (iii) there is no provision of any existing agreement, and Optionor will not enter into an agreement by which the Optionor is or would be bound (or to which the Optionor is or would become subject), that conflicts or would conflict with this Agreement or the performance of Optionor's obligations under this Option Agreement.

          5.2   Further Assurances. Upon the reasonable request of Escrowholder
                ------------------
or Company, Optionor will prepare, execute and deliver any further instruments and do any further acts that may be necessary to carry out more effectively the purposes of this Option Agreement, including, if necessary, the preparation and execution of applications to the California Department of Corporations.

     6.   Miscellaneous.
          -------------

          6.1   Assignment.
                ----------

                6.1.1   By Optionor.  Except as provided herein Optionor may
                        -----------
not sell, assign, transfer, hypothecate, pledge or otherwise encumber, in any manner, prior to the Expiration Date, this Option Agreement or any of the Option Shares or Distributions. Any attempt to sell, assign, transfer, hypothecate, pledge or otherwise encumber this Option Agreement, any interest therein or any such shares or Distributions and any levy of execution, attachment, or similar process on the Option Shares or such Distributions shall be null and void. Subject to the foregoing, this Option shall be binding on and inure to the benefit of the heirs, executors, and personal representatives of Optionor.

                6.1.2   By Company. Company may assign its right, title and
                        ----------
interest in this Option Agreement, in whole or in part, subject to the receipt of all necessary waivers under the Shareholders' Agreement dated July 1, 1995 by and among the Company and the Stockholders (as defined therein), effective upon notice to Optionor and Escrowholder.

Following such assignment, this Option Agreement shall be binding upon and inure to the benefit of any such assignee. Such assignment shall be conditioned on compliance with any applicable state and federal securities laws.

                6.1.3.  Quiet Enjoyment; Nondisclosure.  Company agrees that any
                        ------------------------------
assignment to any third party will be conditioned on such third party agreeing that (i) such party will not contact Optionor regarding the Optionor's former employment or affiliation with Company, except to the extent necessary to carry out the provisions of this Option Agreement and (ii) such party shall not make any public statement regarding the Optionor without the Optionor's prior consent.

          6.2   Amendment.  Except as provided in Section 4.6 with respect to
                ---------
Escrowholder's duties, this Option Agreement may only be amended by a writing signed by Optionor and Company.

          6.3   Costs of Enforcement.  If any party to this Option Agreement
                --------------------
seeks to enforce its rights under this Option Agreement by legal proceedings or otherwise, the non-prevailing party shall pay all costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys' fees.


          6.4   Notices.  All notices and other communications under this Option
                -------
Agreement shall be in writing, and shall be deemed to have been duly given on the date of delivery if delivered personally, or by telegram, telex or confirmed facsimile, or on the next day after dispatch via overnight messenger or courier, or on the second day after mailing if mailed to the party to whom notice is to be given by first class mail, registered or certified, postage prepaid, and addressed as follows (until any such address is changed by notice duly given):

          If to Optionor:               James Hebert
                                        905 Englewood
                                        Durham, N.C. 27701

          If to Company:                HAHT Software, Inc.
                                        4200 Six Forks Road
                                        Raleigh, N.C. 27609
                                        Attention: President

          If to Company:                Corporate Secretary
                                        HAHT Software, Inc.
                                        4200 Six Forks Road
                                        Raleigh, N.C. 27609

          If to Escrowholder:           ___________________
                                        ___________________
                                        ___________________
                                        ___________________
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     IN WITNESS WHEREOF, the parties hereto have duly executed this Option to
Purchase Stock Agreement as of the date first written above.

          OPTIONOR:                         /s/ James W. Hebert
                                            ------------------------------
                                            James Hebert


COMPANY:                                    HAHT Software, Inc.




                                            By: /s/ J Nick Riehle
                                               ---------------------------
                                               Name: J Nick Riehle
                                               Title: CFO




     Consent by Escrowholder.  The undersigned agrees to act as escrowholder
     -----------------------
under this Option to Purchase Stock Agreement pursuant to Section 4 and agrees to be bound only by such Section 4 and Section 5.


                                            By:___________________________
                                               Name:

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                                 Schedule 4.1


                                            Type                        Number
                                            of         Certificate      of
Company                    Record Holder    Stock      Number           Shares
----------------------    ---------------  -------   --------------    --------
HAHT Software, Inc.        James Hebert     Common                      1,365,625